Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Secured Digital Applications, Inc. (the "Company") on Form 10-QSB for the quarterly period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick Soon-Hock Lim, Chief Executive Officer (principal executive officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Patrick Soon-Hock Lim
-------------------------
Patrick Soon-Hock Lim
Chairman & Chief Executive Officer
June 15, 2006